UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  JULY 25, 2003

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of incorporation)	1-13782 (Commission File Number)	25-1615902 (IRS Employer Identification Number)

1001 AIR BRAKE AVENUE

WILMERDING, PENNSYLVANIA 15148

(Address of Principal Executive Offices)

(412) 825-1000

(Registrant’s Telephone Number, including Area Code)

ITEM 9.   REGULATION FD DISCLOSURE.

On July 24, 2003, Westinghouse Air Brake Technologies Corporation (“Wabtec” or the “Company”), announced that it had priced its offering of $150 million of Senior Notes due 2013 by means of a private placement (the “Offering”). The notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended, and to non-U.S. persons in reliance on Regulation S under the Securities Act. The press release announcing the pricing of the Offering has been furnished with this report as Exhibit 99.1.

2

Certain information set forth in this Form 8-K is included in a final offering memorandum of the Company being made available to potential investors in the notes in connection with the Offering.

3

This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements relate to analyses and other information which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to the Company’s future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and similar terms and phrases, including references to assumptions. These statements are contained in the section below entitled “Risk Factors” and other portions of this Form 8-K and in the Company’s other filings with the Securities and Exchange Commission. Although the Company believe that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, the Company cannot assure that such plans, intentions or expectations will be achieved. Important factors that could cause actual results to differ materially from these forward-looking statements are set forth below and elsewhere in this Form 8-K, including under the section headed “Risk Factors.” All forward-looking statements attributable to the Company or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Our risks are more specifically described in “Risk Factors” and in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. The Company will not update these forward-looking statements, even if new information, future events or other circumstances have made them incorrect or misleading.

This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the report on Form 8-K. By furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The following is certain information that will be disclosed by the Company in connection with the Offering.

4

Risk factor

From time to time we are engaged in contractual disputes with our customers.

From time to time we are engaged in contractual disputes with our customers regarding routine delivery and performance issues as well as adjustments for design changes and related extra work. These disputes are generally resolved in the ordinary course of business without having a material adverse impact on us. We recently made a claim against one of our customers for approximately $3 million of additional costs in connection with a contract. Our customer has responded with a general assertion, provided without support or specificity, of delay damages and costs in the amount of $26.1 million. We believe that we have no liability with respect to this dispute.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ ALVARO GARCIA-TUNON
Name: Alvaro Garcia-Tunon
Title: Chief Financial Officer

Date: July 25, 2003

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press release dated July 24, 2003	Filed herewith